World Leader in Neural Stem Cell Science Corporate Overview September 2013

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Neuralstem , Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry . Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward - looking statements . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements as a result of various risk factors . These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings . For links to SEC documents please visit the company’s Web site : neuralstem . com . Safe Harbor

1 2 - Month Clinical Trial Catalysts NSI - 566/ALS • Phase II U.S. Trial • FDA - approved trial commenced September 2013 • NIH - major funding • Increased dosing, all cervical • Dual center, accelerated timeline • Data 6 mos. after final surgery • Orphan Status Designation • Est. 30,000 ALS patients, est. 5,600 diagnosed per year, U.S. • Phase I/II Mexico City Trial • Accelerated timeline NSI - 566/Chronic Spinal Cord Injury • Phase I U.S. Trial • FDA approved • Same Cells , Procedure as ALS • One - year timeline goal • Multiple sites, agreements expected 4Q13 • Est. 840K SCI patients, 10K+ new SCI injuries per year, U.S. • Phase I/II Seoul Trial • Partner CJ CheilJedang • Acute SCI patients • IND expected 3Q13 NSI - 566/Ischemic Stroke ( Neuralstem China) • Phase I/II China Trial • World - class BaYi Brain Hospital • Same Cells, injected in brain • Phase I - determine max safe dose, up to 18 Patients • Phase II - 100 patients, efficacy • China stroke pop est : 1.75 million+ NSI - 189/Major Depressive Disorder • Phase Ib Data, MDD patients • Phase II application • Partnership deal with Biotech or Big Pharma • Est. 14.8 million MDD patients, U.S. • NSI - 189 proven safe in Phase I; add’l applications expected to commence testing at Phase II 4

Neuralstem Technology – Cells Nurturing, Supporting and Rescuing Remaining Neurons



Midbrain
Dopaminergic
Spinal Cord
Cholingergic
Hippocampus
GABAergic

- Regionally specific CNS neural stem cells: brain and spinal cord
- 14 U.S. patents re-affirmed worldwide, 8 pending
- cGMP manufacturing
- Numerous cell therapy stem cell products
- Fully characterized
  - Expanded under defined conditions: no animal-derived reagents, serum or feeder cells
  - Reproducible differentiation: constitutive behavior of cells
  - Physiologically relevant neurons: 50%

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Single Platform Technology, Two Programs, Multiple Indications Ischemic Spastic Paraplegia Amyotrophic Lateral Sclerosis Optic Neuritis Lysosomal Diseases Ischemic Stroke Alzheimer’s Disease Parkinson’s Disease Spinal Cord Injury Traumatic Brain Injury Huntington’s Disease Glioblastoma (Brain Cancer) Peripheral Nerve Injury Cerebral Palsy Multiple Sclerosis Diabetic Neuropathy Ischemic Spastic Paraplegia Major Depressive Disorder Traumatic Brain Injury Alzheimer’s Disease Post - Traumatic Stress Disorder Cognitive complication due to Diabetes Neurodegeneration Stroke Anti - Aging ( Nootropic ) 6 Current Human Clinical Trials Pre - clinical Applications SR456

NSI-566 Human Proof of Concept, Safety, and Signs of Efficacy

- First Application: ALS – Amyotrophic Lateral Sclerosis
  - No Cure, progressive neurodegenerative disease
  - NSI-566 FDA Orphan Designation
  - Market: Unmet Medical Need:
    - Est. 30,000 U.S., with est. 5,600+ diagnoses per year (ALSA)
    - Est. 120,000 cases diagnosed worldwide per year (Int'l Alliance of ALS/MND Assns.)
- Successful, safe injection of neural stem cells
  - 15 patients, 18 surgeries
  - Lumbar and/or cervical regions of spinal cords
- No complications related to cell delivery
- No toxicity related to cells
- Definitive evidence of long-term cell survival via DNA fingerprinting


YORK
LOU GEHRIG


TED HERADA - Patient 12

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NEURALSTEM INC

NSI-566/ALS Phase I Success: Proven Safe, Signs of Efficacy

Five of six ambulatory patients showed improvement or very slow progression of the disease post surgery

Nonambulatory Cohorts (Patients 1-6)


ALSFRS-R

Ambulatory Cohorts (Patients 7 – 12)



ALS Functional Rating Scale – Revised (ALSFRS-R) monitors changes in a patient over time with ten measures including speech, swallowing, walking and breathing, total score of 48. 0 baseline: Treatment





Forced Vital Capacity (FVC) is a lung function test that measures total lung capacity by the amount of gas contained in the lung at the end of a maximum inhalation. 0 baseline: Treatment





Hand-Held Dynamometer (HHD) reflects the muscle strength. 0 baseline: Treatment

All: *Glass, et. al. STEM CELLS 2012;30:1144–1151*

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NEURALSTEM INC

NSI - 566/ALS – FDA - Approved Phase II: Increase Dosage, Evaluate Efficacy and Safety • U.S. Phase II Commenced in September of 2013 • Emory announced significant NIH grant to cover majority of Phase II trial cost • Collaborators : Eva L. Feldman, M.D., Ph.D. and Jonathan D. Glass, M.D. • Goal: maximum safe tolerated dose; evaluate e fficacy for clinical proof - of - concept to advance to Phase III ALS Phase II Trial: FDA - Approved Protocol • Up to 15 ambulatory patients • Accelerated dosing schedule: first 12 patients cervical injections; final 3 cervical and lumbar • 200,000 - 400,000 cells per injection • 10 - 40 injections, escalated dosing per cohort • Dual centers, escalated timeline • Emory University Hospital • ALS Clinic at the University of Michigan Health System • 6 - month observation period from last surgery to trial completion 8

NSI-566/Spinal Cord Injury Trials – Same Cells and Procedure

- Market: Unmet Medical Need:
  - Est. 840,000 SCI patients, with 10,000+ new spinal cord injuries per year, U.S. (NSCIA)
  - 85% of SCI patients who survive first 24 hours are alive ten years later (NSCIA)
- U.S. - NSI-566/cSCI Phase I expected to commence in second half of 2013
  - FDA-approved trial
  - Principal Investigator: Keith Tansey, M.D., Ph.D., Shepherd Center

One-year Phase I completion goal; trial study period ends six months post-surgery for each patient

- 8 cSCI patients: T2-T12 injuries (complete thoracic, no cervical); ASIA level A impairment: complete paralysis, 1-2 years post-injury
- Multiple centers (4) – clinical trial institution agreements expected 4Q13, all dosing completed six months from trial commencement
- Six injections in, or around, the injury site: 100,000 cells per, first four patients; 200,000 cells per, second four patients
- Primary objective: safety and toxicity of NSI-566
- Secondary endpoints: evaluate graft survival in the transplant site by MRI; effectiveness of transient immunosuppression. Exploratory objectives include: evaluate ability to positively affect AIS level, ISNC SCI motor and sensory index scores, bowel and bladder function, pain, UAB IMR scores, SCIM scores, evoked sensory and motor potentials, and electromyogram (EMG)
- Patients to receive physical therapy post-surgery to guide newly formed nerves to proper connections & functionality
- Patients to also receive immunosuppressive therapy, which will be for three months, as tolerated


Toronto
Seattle
London
Sydney

- Seoul - NSI-566/Acute SCI Phase I with Partner CJ CheilJedang: IND Expected 3Q13
  - Trial expected to commence in second half of 2013 – four sites, following Korea Food and Drug Administration (KFDA) approval of trial
  - South Korean partner CJ CheilJedang, whose pharma division has 1,200 employees and $400 million USD annual revenue from a wide breadth of products, has exclusive option agreement for cell therapy products in six South Asian countries: South Korea, Indonesia, Malaysia, Philippines, Singapore and Vietnam

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NSI-566/Ischemic Stroke – Rebuilding Neural Circuitry and Promoting Repair and Recovery of Surviving Tissue

- Market: Unmet Medical Need
  - Est. 7,000,000 have survived a stroke, U.S. (NSA); est. 1,750,000 people in China, per year, survive a stroke
  - 87% of stroke cases are ischemic stroke (ASA, NSA), and 2/3+ stroke survivors have some type of disability (NSA)
  - A leading cause of adult disability, post-stroke motor deficits include paralysis in arms and legs, and can be permanent
- Combined Phase I / II Trial, Treatments Expected to Commence in 3Q13
  - Wholly owned subsidiary: Neuralstem China 神脑生物医药公司 (Suzhou Neuralstem Biopharmaceutical Company, Ltd.)
  - Collaborator: BaYi Brain Hospital, in Beijing, world-class research facilities and one of China's premier neurological hospitals
  - Status: Patients recruited, under trial protocol observation for leading-in data
  - Expected duration: approximately two years, combined Phase I/II study, including patient monitoring and data collection

Trial protocol developed for FDA approval in the U.S., advanced preclinical program

- One-time treatment of direct intracerebral injections of cells into the stroke area, using well-accepted stereotactic injection procedures
- Up to 118 Patients: ischemic stroke with chronic residual motor disorder, 4 to 24 months post-stroke

Phase I: safety, determine maximum safe dose
- Open-label, up to 18 patients assigned to three cohorts
- Each cohort receives ascending doses of NSI-566:
  - 3-5 deposits on each of 5 tracks
  - 40,000-80,000 cells per deposit

Phase II/III: proof-of-concept, evaluates efficacy and safety
- Multi-site, randomized, controlled, single-blind study
- Up to 100 stroke patients with stable paralysis for at least 4 months
  - 50% receive one-time treatment, with physical therapy
  - 50 % receive physical therapy with no surgery

- Outcome measures conducted in single-blinded manner

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NEURALSTEM INC.

NSI - 566/ALS Completed Phase I Data Propels Additional Trials Development Pipeline – Clinical Trials Status 17 Development Phase I Phase II Phase III ALS U.S. FDA - approved t rial commenced Sept 2013 ALS Mexico Combined Phase I/II cSCI U.S. FDA - approved trial , e xpect to initiate Phase I in 2 nd half of 2013 Acute SCI S. Korea IND expected 3Q13 , expect to initiate tri - al in 2 nd half of 2013 Ischemic Stroke China Patients recruited, expect to initiate treatments 3Q13 Moves to II within 6 months of first treatment MDD U.S. Phase Ib completion and data expected in 2 nd half of 2013 NSI - 189

First - in - class Neurogenic Small Molecule Drugs – Reverse Hippocampal Atrophy • “War Fighter of the Future” DOD program, initial funding • Patented Novel Neurogenic Compounds • 100% owned for commercialization • Early mover advantage • Recruit endogenous neural stem cells to generate more new neurons in adult brain • NSI - 189 Lead drug candidate: • Increases hippocampal volume - +> 20% in animal studies • Rebuilds hippocampus structurally • Enhances neurogenesis • Small Molecule Discovery and Development Enabled by Proprietary Stem Cell - based Screening 13

NSI-189 First Application: Major Depressive Disorder – Phase Ib Completion and Data Expected 2nd Half of 2013

- Market: Challenging Medical Need:
  - Est. 14.8 million adults, and leading cause of disability, U.S. for ages 15-44 (NIMH)
  - New theory of how to treat: Brain physiology in the disease rather than brain chemistry alone
- Established drug safety in Phase Ia healthy volunteers:
  - 41 volunteers received escalating doses of single oral administration, completed October 2011
- Psychiatric clinical trial consultant: Maurizio Fava, M.D., Slater Family Professor of Psychiatry at Harvard Medical School and Executive Vice Chair of the Department of Psychiatry at Massachusetts General Hospital

Ongoing NSI-189/MDD Phase Ib Trial:
Third and Final Cohort Commenced Dosing April 2013

- Completion and data expected 2nd half of 2013 (commenced June 2012):
  - Randomized, double-blind, placebo-controlled, multiple-dose escalating trial.
  - 24 patients with recurrent MDD: three sets of eight patients (six treated, two placebo per set)
  - Escalating dose per set, daily for 28 days: 40 mg. q.d., 40 mg. b.i.d., 40 mg. t.i.d.
  - Two-month recovery follow-up, including MRI to monitor hippocampal volume
- Secondary Phase Ib Endpoints:
  - Tolerability
  - Pharmacokinetics
  - Pharmacodynamic effects - hippocampal volume by MRI, BDNF/CRH/other factors in blood, urine biomarkers, cortisol in saliva, qEEG, MADRS, NGH Depression Questionnaire, Columbia Suicidal Rating

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NEURALSTEM INC

NSI - 189/MDD – Next Phase: Development Partnering • Development Partner • Actively pursuing partnership for large - scale NSI - 189 ramp - up expected in 2013 • Phase II, III, and commercialization: MDD, broad range of psychiatric and cognitive disorders • Locust Walk Partners: life sciences’ commercial licensing and partnering specialist advisory firm: brokering deal, discussions and negotiations underway • Neurogenic Program agreement expected • Worldwide rights, with Japanese market e xception – exclusive agency licensing agreement with Tokyo - based Summit Pharmaceuticals International Corp., wholly owned subsidiary of Sumitomo Corporation Group, to license NSI - 189 with a Japanese pharma for Japanese market • Additional NSI - 189 straight - to - Phase II potential applications where hippocampal atrophy is indicated: • Alzheimer’s Disease – est. 5.4 million U.S. (AA/Alzheimer’s Assn ) • Cognitive complication due to Diabetes – est. 25.8 million type 1 and type 2 diabetes patients (ADA ) • Stroke – est. 7 million stroke survivors U.S. (NSA) • Traumatic Brain Injury – est. 1.7 million annually U.S. (CDC) • Post - Traumatic Stress Disorder – 7.7 million U.S. (NIH) • Neurodegeneration – numerous forms • Anti - Aging ( Nootropic ) 15

Neuralstem – Strengths and Future Value Drivers 22 Scientific Strength, Out In Front • Leader: neural stem cell science • Repeated firsts in both divisions, including FDA approval: ◦ ALS & SCI cell therapy trials ◦ MDD lead novel neurogenic compound • Technology platform R&D developed at NIH • Broad, sustainable, worldwide IP protection NSI - 566: 2013 Year of Clinical Trial Advancements • FDA - approved ALS Phase II, with NIH & ALSA funding, commenced in September 2013 • FDA IND clearance: cSCI Phase I • Stroke Phase I/II treatments expected to initiate in China 3Q13 • Acute SCI IND expected 3Q13, for Phase I trial in S. Korea • ALS Phase I/II in Mexico expected 2 nd half of 2013 NSI - 189: Breakthrough Year, Novel Neurogenics • Topline data from 28 - day Phase Ib MDD trial expected 2 nd half of 2013 • Partnership or License deal expected 2013 • Multiple Phase II trial - ready hippocampus - atrophy applications

Appendix • Management • Patents: Technology and Products • Proprietary Surgical Devices: Cell Therapy • Published Papers • World - Class Clinical Partners 17

Management: Dedicated, Driven Team Karl Johe , Ph.D., Chairman of the Board and Chief Scientific Officer • Discovered and developed human neural stem cell technology, while at NIH • Successful neural stem cell therapy is career - long goal • Early work for four years as staff scientist at the NIH Laboratory of Molecular Biology of the National Institute of Neurological Disorders and Stroke in Bethesda (1993 - 1997) • Education: Post Doctoral, Molecular Genetics, University of California San Francisco; Ph.D., Biochemistry, Albert Einstein College of Medicine: Masters and B.A., Chemistry, University of Kansas Richard Garr, JD , President and CEO • Teamed legal and business expertise with friend Karl Johe’s science background to co - found Neuralstem (1996) • Focus on the business of science for 17 years; corporate legal, regulatory and patent experience • Previous corporate and commercial law practice: Beli , Weil & Jacobs, the B&G Companies, and Circle Management Companies • Education: J.D., Columbus School of Law, The Catholic University of America; B.A., Psychology, Drew University • Co - founder and Director, First Star Foundation; Mid - Atlantic Chapter Co - founder, The Starlight Foundation; Former Honorary Chairman, Brain Tumor Society Thomas G. Hazel, Ph.D., Senior Vice President • Served as Neuralstem’s Stem Cell Discovery Program Director, 2000 - 2004; Senior Scientist, 1998 - 2000 • Staff Scientist at the NIH Laboratory of Molecular Biology of the National Institute of Neurological Disorders and Stroke in Bethesda (1996 - 1998); IRTA fellow (1993 - 1996) • Education: Ph.D., Genetics, University of Illinois College of Medicine; B.A., Biology, Kalamazoo College 18

Technology & Product U.S. Patents Issued and Reaffirmed Worldwide

- U. S. Notice of Allowance for Patent Application 12/404,841 (April 2013)
  - Methods for treating ALS with expanded spinal cord stem cells
- U. S. Pat. No. 8,362,262 (January 2013)
  - Small Molecule: divisional compositions and methods of use
- U. S. Pat. No. 8,293,488 (October 2012)
  - Method for discovering neurogenic agents
- U. S. Pat. No. 8,236,299 (August 2012)
  - Transplantation of human neural cells for treatment of neurodegenerative conditions
- U.S. Pat. No. 8,058,434 (November 2011)
  - Compositions to effect neuronal growth
- U.S. Pat. No. 8,030,492 (October 2011)
  - Compositions to effect neuronal growth
- U.S. Pat. No. 7,691,629 (April 2010)
  - Transplantation of human neural cells for treatment of neurodegenerative conditions
- U.S. Pat. Nos. 7,560,553 and 7,858,628 (July 2009, December 2010)
  - Use of fused nicotinamides to promote neurogenesis
- U.S. Pat. No. 7,544,511 (June 2009)
  - Stable neural stem cell line methods
- U.S. Pat. No. 6,284,539 (September 2001)
  - Method for generating dopaminergic cells derived from neural precursors
- U.S. Pat. No. 6,040,180 (March 2000)
  - In vitro generation of differentiated neurons from cultures of mammalian multipotential CNS stem cells
- U.S. Pat. No. 5,753,506 (May 1998)
  - Isolation propagation and directed differentiation of stem cells from embryonic and adult central nervous system of mammals
- 7 U.S. Patents Pending; 27 International Issued Patents; 50 International Patents Pending
- Exclusive License to 2 U.S. Issued Patents; 1 U.S. Patent Pending; 5 International Issued Patents; 1 International Patent Pending



Neuralstem Global Product Development / Intellectual Property

Neuralstem.com Live Map Includes Worldwide I.P.

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NEURALSTEM INC

Exclusive Worldwide Licenses: Breakthrough Cell Therapy Surgical Devices • Spinal Platform and Floating Cannula • Proprietary breakthrough medical devices proven safe in 18 surgeries • New standard in industry and research community for intraspinal procedures • Designed by ALS trial neurosurgeon, Nicholas M. Boulis , M.D., specifically for the world's first delivery of cells directly into the gray matter of the spinal cord • Safety of device first reported in data presented at the American Association of Neurologists' 2011 Annual Meeting • Patent - protected: • U.S. Patent No. 8,092,495 (January 2012) • Spinal Platform and Method for Delivering a Therapeutic Agent to a Spinal Cord Target • Issued & Pending Patents: U.S. Patent No. 7,833,217 (November 2010 ) ; U.S . Application No. 12/913,527 • Floating Spinal Cannula and Method of Use 20

Published Papers • Amelioration of motor/sensory dysfunction and spasticity in a rat model of acute lumbar spinal cord injury by human neural stem cell transplantation. • Sebastiaan van Gorp , Marjolein Leerink , Osamu Kakinohana , Oleksandr Platoshyn , Camila Santucci , Jan Galik , Elbert A. Joosten , Marian Hruska - Plochan , Danielle Goldberg, Silvia Marsala , Karl Johe , Joseph D. Ciacci , Martin Marsala • Stem Cell Research and Therapy, Volume 4, Issue 5 ( 4 .57), May 28, 2013. • Long - Distance Growth and Connectivity of Neural Stem Cells after Severe Spinal Cord Injury. • Paul Lu, Yaozhi Wang, Lori Graham, Karla McHale, Mingyong Gao , Di Wu, John Brock, Armin Blesch , Ephron S. Rosenzweig , Leif A. Havton , Binhai Zheng , James M. Conner, Martin Marsala , Mark H. Tuszynski • Cell , Volume 150, Issue 6, 14 September 2012, Pages 1264 - 1273. • Lumbar Intraspinal Injection of Neural Stem Cells in Patients with ALS: Results of a Phase I Trial in 12 Patients. • Glass JD, Boulis NM, Johe K, Rutkove SB, Federici T, Polak M, Kelly C, Feldman, EL, Department of Neurology, Emory University School of Medicine, Atlanta • Stem Cells , 2012 Jun;30(6):1144 - 51. • Human neural stem cell grafts in the spinal cord of SOD1 transgenic rats: differentiation and structural integration into the segmental motor circuitry. • Xu L, Ryugo DK, Pongstaporn T, Johe K, Koliatsos VE , Department of Pathology, Division of Neuropathology, The Johns Hopkins Medical Institutions, Baltimore • The Journal of Comparative Neurology , 2009 Jun 1;514(4):297 - 309. • Extensive neuronal differentiation of human neural stem cell grafts in adult rat spinal cord. • Yan J, Xu L, Welsh AM, Hatfield G, Hazel T, Johe K, Koliatsos VE , Department of Pathology, Division of Neuropathology, The Johns Hopkins Medical Institutions, Baltimore • PLoS Medicine , 2007 Feb;4(2):e39. • Functional recovery in rats with ischemic paraplegia after spinal grafting of human spinal stem cells. • Cizkova D, Kakinohana O, Kucharova K, Marsala S, Johe K, Hazel T, Hefferan MP, Marsala M , Institute of Neurobiology, Centrum of Excellence, Slovak Academy of Science, Kosice, Soltesovej 4, Slovakia. • Neuroscience , 2007 Jun 29;147(2):546 - 60. Epub 2007 May 23. • Combined immunosuppressive agents or CD4 antibodies prolong survival of human neural stem cell grafts and improve disease outcomes in amyotrophic lateral sclerosis transgenic mice. • Yan J, Xu L, Welsh AM, Chen D, Hazel T, Johe K, Koliatsos VE, Department of Pathology, Neuropathology Division, The Johns Hopkins University School of Medicine, Baltimore • Stem cells (Dayton, Ohio) , 2006 Aug;24(8):1976 - 85. Epub 2006 Apr 27. 27

World - Class Clinical P artners • NSI - 566/ALS Trial Clinical Investigators: • Principal Investigator: Eva L. Feldman, M.D., Ph.D., Professor of Neurology & Director A. Alfred Taubman Medical Research Inst. of the University of Michigan Medical School; President of American Neurological Assn. • Site Principal Investigator: Jonathan D. Glass, M.D., Professor of Neurology & Director Emory ALS Center, Emory University • Co - Investigator & Neurosurgeon: Nicholas M. Boulis M.D., Assist. Professor Neurosurgery, Emory University • NSI - 566/ALS Trial Advisory Board: • Zachary Simmons M.D., Chairman, SMB , Professor of Neurology Penn State University Hershey Medical Center and Director Neuromuscular Program and ALS Center • Mark Bromberg M.D., Ph.D. Professor of Neurology & Director of the Motor Neuron Disease/ALS Clinic University of Utah School of Medicine • Lucie Bruijn , Ph.D., Chief Scientist & Sr. VP of Research and Development ALS Association • Thomas Freeman M.D., Professor, Dept of Neurosurgery & Medical Director, Center for Aging and Brain Repair University of South Florida College of Medicine • Clifton L. Gooch, M.D., Professor & Chairman Department of Neurology & Director Division of Neuromuscular Disease University of South Florida College of Medicine • Hiroshi Mitsumoto M.D., D.Sc., Professor of Neurology Columbia University & Director of the Eleanor and Lou Gehrig MDA/ALS Research Center and Neuromuscular Division at the Neurological Institute of New York • Paul Park M.D., Assistant Professor & Neurosurgeon University of Michigan School of Medicine • Mike Vogelbaum M.D., Ph.D. , Associate Director, Brain Tumor and Neuro - Oncology Center Cleveland Clinic • NSI - 566/ Glioblastoma (Brain Cancer) Principal Investigator John Zhang, M.D., Ph.D., Professor of Neurosurgery, Loma Linda University, CA • NSI - 566/Spinal Cord Injury Lead Collaborator Martin Marsala , M.D., Ph.D., University of California San Diego • NSI - 189/Psychiatric/Small Molecule Trial Consultant Maurizio Fava, M.D., Slater Family Professor of Psychiatry at Harvard Medical School and Executive Vice Chair of the Department of Psychiatry at Massachusetts General Hospital 22

World Leader in Neural Stem Cell Science neuralstem.com